UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The China Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE CHINA FUND, INC.

c/o Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

February 3, 2020

Dear Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at 9:00 A.M., Eastern Time, on Thursday, March 12, 2020, at the offices of Morgan, Lewis & Bockius LLP, 101 Park Ave, New York, NY 10178. A Notice and Proxy Statement regarding the Meeting, proxy card for your vote, and postage prepaid envelope in which to return your proxy card are enclosed.

The matter on which you, as a stockholder of the Fund, are being asked to vote is the election of a new Fund Director. The Board of Directors recommends that you elect to the Board the nominee who is standing for election.

Linda Coughlin, a Director of the Fund since 2015, has chosen not to stand for re-election. The Board of Directors thanks Ms. Coughlin for her years of service to the Fund and wishes her well in her future endeavors.

Respectfully,

Patrick Keniston Secretary

YOU ARE STRONGLY URGED TO VOTE. YOU MAY DO SO BY TELEPHONE; BY INTERNET; OR BY COMPLETING, DATING AND SIGNING THE ENCLOSED WHITE PROXY CARD, AND MAILING IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. THIS SOLICITATION IS BEING MADE BY THE BOARD OF DIRECTORS OF THE FUND.

THE CHINA FUND, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

March 12, 2020

To the Stockholders of

The China Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The China Fund, Inc. (the “Fund”) will be held at the offices Morgan, Lewis & Bockius LLP, 101 Park Ave, New York, NY 10178, on Thursday, March 12, 2020, at 9:00 A.M., Eastern Time, for the following purposes:

1.	To elect one Class III director, to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2023 or until his successor is elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on January 10, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. If you are a stockholder entitled to vote and you do not expect to attend the Meeting in person, you can vote by telephone or by Internet or by completing, dating and signing the enclosed form of white proxy card and returning it promptly in the envelope provided for that purpose. If you vote in that manner but then attend the Meeting, you can vote in person at the Meeting. This solicitation is being made by the Board of Directors of the Fund.

The Board also invites and encourages you to attend an in-person presentation by the Fund’s Investment Manager, Matthews International Capital Management, LLC, immediately following the Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MARCH 12, 2020: This Notice, Proxy Statement and Form of WHITE proxy card are available on the Internet at www.proxy-direct.com/CHN-31145.

By order of the Board of Directors,

Patrick Keniston
Secretary

February 3, 2020

THE CHINA FUND, INC.

c/o Brown Brothers Harriman & Co.,

50 Post Office Square

Boston, Massachusetts 02110

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The China Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Ave, New York, NY 10178, on Thursday, March 12, 2020, at 9:00 A.M., Eastern Time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about February 3, 2020. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund prior to the date of the Meeting or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of the directors as described in Proposal 1 of this Proxy Statement.

The presence in person or by proxy of stockholders entitled to cast one third of the votes entitled to be cast thereat constitutes a quorum at all meetings of the stockholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposal 1 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve Proposal 1 are not received, the chairman of the Meeting or the holders of a majority of the stock present in person or by proxy have the power to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held more than 120 days beyond the original record date. A proxy granted by a stockholder as of the original record date for the Meeting remains valid with respect to the shares held by such stockholder as of the subsequent record date, unless the proxy is revoked by the stockholder prior to being exercised at the adjourned or postponed meeting, provided that, unless a proxy provides otherwise, it is not valid for more than eleven months after its date. The Fund may postpone or cancel a meeting of stockholders by making a public announcement of such postponement or cancellation prior to the meeting. Notice of the date, time, and place to which the meeting is postponed is required to be given not less than ten days prior to such date and otherwise in the manner set forth in the Fund’s By-Laws.

The Board of Directors has fixed the close of business on January 10, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,550,834 shares of common stock.

Management of the Fund knows of no item of business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2019 to any stockholder requesting such report. Requests for the annual report should be made by writing The China Fund, Inc., c/o Computershare Fund Services, 280 Oser Avenue, Hauppauge, New York 11788, by accessing the Fund’s website at www.chinafundinc.com or by calling (888) 246-2255.

IMPORTANT INFORMATION

The proxy statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (888) 246-2255 or by accessing www.proxy-direct.com/CHN-31145. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Ave, New York, NY 10178. To obtain directions to the Meeting, go to: https://www.morganlewis.com/locations/new-york. You may also obtain directions by calling 1-212-309-6000.

PROPOSAL 1

ELECTION OF DIRECTOR

The Fund’s By-Laws provide that the Board of Directors (the “Board”) is to be divided into three classes: Class I, Class II and Class III. The terms of office of the present directors (each a “Director”) in each class expire at the Annual Meeting of Stockholders in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2021; Class II, 2022; and Class III, 2020. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being in the same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

The term of Ms. Linda C. Coughlin will expire at the 2020 Annual Meeting of Stockholders and Ms. Coughlin will not stand for re-election. Pursuant to a unanimous written consent, dated January 24, 2020, the Board nominated Mr. George J. Iwanicki to serve as a Class III Director of the Fund until the Fund’s 2023 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

The persons named in the accompanying form of proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of Mr. Iwanicki to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2023, or until his successor is elected and qualified. The nominee has indicated that he will serve if elected. If the nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as is designated by the Board to replace the nominee. The election of a Director will require the affirmative vote of a majority of the votes cast at the Meeting. Presence at the Meeting, in person or by proxy, of a stockholder who does not cast a vote will have no effect on the outcome of the election.

INFORMATION RELATING TO PROPOSAL 1

Information Concerning the Nominee and Members of the Board of Directors

The following table provides information concerning the nominee and other members of the Board of Directors of the Fund each of whom is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore is deemed to be “independent.”

Name (Age) and Address(1) of Directors or Nominees for Director	Position(s) Held with Fund	Director Since (Term Ends)	Principal Occupation(s) or Employment During Past Five Years	Number of Funds in the Complex(2) Overseen by the Director or Nominee	Other Directorships Held by Director or Nominee for Director in Publicly Held Companies
CLASS I
Julian Reid (75)	Chairman of the Board and Director	2018 (2021)	Director and Chairman of 3a Funds Group (1998-Present); Director and Chairman of JM Properties Ltd. (2012-2015); Director of JP Morgan China Region Fund, Inc. (1997-2017); and Director and Chairman of Prosperity Voskhod Fund Ltd. (2006- 2015).	1	Director and Chairman of the Board, The Korea Fund, Inc.

CLASS II
Richard A. Silver (73)	Director	2018 (2022)	Retired.	1	Director, The Korea Fund, Inc.

CLASS III

Linda C. Coughlin (67)	Director	2015 (2020)	Founder and CEO, Great Circle Associates, LLC (management consultation) (2008- present).	1	None.

George J. Iwanicki* (58)	Nominee	2020 (2023)	GEM/Asia-Pacific Equity Investment Strategist, JP Morgan Asset Management (1992-2019)	1	None.

*	Nominee
(1)	For purposes of Fund business, all Directors or Nominees for Directors, may be contacted at the following address: c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110.
(2)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services.

Leadership Structure and Board of Directors

The Board has general oversight responsibility with respect to the business and affairs of the Fund. The Board is responsible for overseeing the operations of the Fund in accordance with the provisions of the 1940 Act, other applicable laws and the Fund’s Articles of Incorporation. The Board is composed of three Independent Directors and one of the Independent Directors serves as Chairman of the Board. Generally, the Board acts by majority vote of all of the Directors, including a majority vote of the Independent Directors if required by applicable law. The Fund’s day-to-day operations are managed by Matthews International Capital Management, LLC, the Fund’s Investment Manager, and other service providers who have been approved by the Board. The Board meets periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, oversee compliance with regulatory requirements and review performance. The Board has determined that its leadership structure is appropriate given the size of the Board, the fact that all of the Directors are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and the nature of the Fund.

The Directors were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Directors and a commitment to the interests of stockholders and a demonstrated willingness to take an independent and questioning view of management. Each Director also has considerable familiarity with the Fund and the Administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director and, in several cases, as a director or executive of other investment companies. In addition to those qualifications, the following is a brief summary of the specific experience, qualifications or skills that led to the conclusion, as of the date of this proxy statement, that each person identified below should serve as a Director for the Fund. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission (“SEC”), and do not constitute a holding out of the Board or any Director as having any special expertise and should not be considered to impose any greater responsibility or liability on any such person or on the Board by reason thereof than the normal responsibility and liability of an investment company board member or board. As required by rules the SEC has adopted under the 1940 Act, the Fund’s Independent Directors select and nominate all candidates for Independent Director positions.

Julian Reid: Mr. Reid has over 40 years of U.S. and non-U.S. closed-end fund experience, including serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time, a leading investment management company in Asia, subsequently acquired by JP Morgan) and as the chairman and/or a director of numerous closed-end funds. Mr. Reid has spent 50 years in the financial services industry spanning Europe, Asia, where he was based for approximately 25 years, and the Americas. He is an Affiliate of the Securities Industry of Australia and has been licensed by the respective regulatory bodies in the United Kingdom, Hong Kong, Singapore and Australia. In 2007, Mr. Reid was named “Small Board Trustee of the Year” by Fund Directions, a U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of The Korea Fund, Inc.

Richard A. Silver: Mr. Silver has more than 30 years of senior executive experience in the investment management industry. Mr. Silver served as treasurer and chief financial officer of all Fidelity Mutual Funds and as executive vice president of Fidelity Investments, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as senior vice president, treasurer and chief financial officer of The Colonial Group, Inc. for nearly 19 years, heading the company’s financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers’ Committee of the Investment Company Institute for approximately seven years.

Linda C. Coughlin: Linda C. Coughlin has served as a Director of the Fund since September 2015. She is President and Founder of Great Circle Associates, a management consulting practice specializing in business, organization and communications strategy and implementation and executive coaching. She is a seasoned mutual fund executive with domestic and international expertise. Ms. Coughlin was chair of the boards of three families of funds and President of the Americas Mutual Funds Group at Scudder Investments, responsible for the four North American based retail businesses including three families of open and closed end mutual funds, the Americas offshore mutual funds group and the firm’s defined contribution business. These businesses comprised 50% of the firm’s net income with combined assets under management of more than $100 billion. She also had responsibility for the fund accounting operations. Ms. Coughlin is a member of The New York Economic Club, The Women’s Policy Group at The Council on Foreign Relations and a member of The Committee of 200, an invitation only membership organization made up of the world’s most successful women entrepreneurs and corporate innovators.

George J. Iwanicki: George J. Iwanicki has more than 30 years of experience in the financial industry, most recently as a Managing Director at JP Morgan, serving as an Economist, Investment Strategist, and Portfolio Manager in both Developed and Emerging Markets. Formally trained in Mathematics and Economics, Mr. Iwanicki spent five years on a collaborative sell-side economics research team at Kidder, Peabody & Co. before joining JP Morgan Asset Management as their US Economist in 1992. He spent the next eight years focusing on Developed Markets in a series of roles that evolved from Economics to Investment Strategy and Asset Allocation. In 2000, Mr. Iwanicki accepted the role of Macro Strategist for the Global Emerging Markets Equity effort, responsible for driving asset allocation and investment strategy across the GEM Equity platform. Over the following decade, he built a quantitative research team, which developed a series of quantitative investment models driving a highly successful GEM Equity investment product. As a member of the GEM Operating Committee, from 2014 through 2019 Mr. Iwanicki helped manage an internal merger of the GEM and Asia-Pacific Equity teams within JPMAM, reverting to the Macro Strategist role for the combined entity in the interest of harmonizing research platforms and asset allocation strategies. Simultaneously, from 2016 through 2019, Mr. Iwanicki served on JPMAM’s Investment Strategy Review Committee, which performed internal due diligence across the firm’s funds, vetting methods, benchmarks, performance, and presentation materials.

The Fund’s Board has an Audit, Valuation and Compliance Committee (“Audit Committee”), which is responsible for reviewing financial and accounting matters. The Audit Committee is comprised of Ms. Coughlin and Messrs. Silver and Reid, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Audit Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Iwanicki will be elected by the Board to the Audit Committee. All members of the Audit Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee met four times during the fiscal year ended October 31, 2019. The Audit Committee has a charter, which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Governance, Nominating and Compensation Committee (“Governance Committee”), which is responsible for nominating candidates to fill any vacancies on the Board. The Governance Committee is comprised of Ms. Coughlin and Messrs. Silver and Reid, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Governance Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Iwanicki will be elected by the Board to the Fund’s Governance Committee. All of the members of the Governance Committee are independent as independence is defined in the New York Stock Exchange, Inc.’s listing standards, as may be modified or supplemented and are not interested persons of the Fund. Currently, the Governance Committee does not have a policy to consider nominees recommended by stockholders. The Governance Committee believes that it is not necessary to have such a policy because the Board consists entirely of Directors who are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act). The Governance Committee evaluates a candidate’s qualifications for Board membership and the candidate’s independence from the Fund’s Investment Manager and other principal service providers. The Governance Committee does not have specific minimum qualifications that must be met by candidates recommended by the Governance Committee and there is not a specific process for identifying such candidates. In nominating candidates, the Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses or other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the New York Stock Exchange and the SEC to maintain a minimum number of independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Audit Committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. The Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Governance Committee met two times during the fiscal year ended October 31, 2019. The Governance Committee has a charter, which is available on the Fund’s website (www.chinafundinc.com).

The Fund’s Board has a Contracts Committee, which is responsible for the review of the Fund’s contractual arrangements with the Fund’s service providers. The Contracts Committee reviews contracts with the Fund’s service providers at least annually makes recommendations to the Board with respect to service provider contracts. The current members of the Contracts Committee are Ms. Coughlin and Messrs. Silver and Reid, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Contracts Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Iwanicki will be elected by the Board to the Contract Committee.

The Fund has an Investment Committee, which is responsible for assisting the Board with all investment manager selection and implementation and for reviewing such investment managers for compliance and performance relative to objectives. The current members of the Investment Committee are Ms. Coughlin and Messrs. Silver and Reid, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Investment Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Iwanicki will be elected by the Board to the Fund’s Investment Committee.

The Fund has a Discount Management Committee, which is responsible for making determinations between meetings of the Board regarding the Fund’s Discount Management Program. The current members of the Discount Management Committee are Ms. Coughlin and Messrs. Silver and Reid, all of whom are not interested persons of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and its actions are governed by the Fund’s written Discount Management Committee Charter. If elected by the Fund’s stockholders at the Meeting, Mr. Iwanicki will be elected by the Board to the Fund’s Discount Management Committee.

The Fund does not have a specified process for stockholders to send communications to the Board since stockholders may communicate directly with the Board at the Annual Meeting of Stockholders and by way of the Chairman’s contact information disclosed on every report of the Fund. The Board welcomes communication from stockholders.

The Fund does not have a policy regarding Board member’s attendance at the Annual Meeting of Stockholders. However, four Directors attended the 2019 Annual Meeting of Stockholders.

The Fund’s Board of Directors held four regular meetings during the fiscal year ended October 31, 2019. Each Director attended every meeting and of any committee on which he or she served save due to exceptional circumstances of illness in two instances. The Board expects every member to attend each meeting of the board or a committee either in person or by telephone.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, is performed by third-party service providers, such as the Fund’s Investment Manager (Matthews International Capital Management, LLC),

Administrator (Brown Brothers Harriman & Co.), and Foreside Fund Officer Services, LLC, which provides Chief Compliance Officer and Treasury services for the Fund. The Directors are responsible for overseeing the Fund’s service providers and thus, have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to certain limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Manager, the Fund’s Chief Compliance Officer and the Fund’s independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Manager and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Fund’s advisory agreement, the Board meets with the Investment Manager to review the services provided. Among other things, the Board regularly considers the Investment Manager’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the Investment Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s Investment Manager and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s officers and Directors, and beneficial owners of more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange, Inc. Section 30(h) of the 1940 Act extends the reporting requirements under Section 16(a) of the 1934 Act to the investment adviser or manager of the Fund and the officers and directors of such investment adviser or manager. The Fund believes that its officers and Directors and the officers of the Investment Manager have complied with all applicable filing requirements for the fiscal year ended October 31, 2019.

Officers of the Fund

The following table provides information concerning each of the officers of the Fund.

Name (Age) and Address of Officers	Position(s) Held with Fund	Officer Since	Principal Occupation(s) or Employment During Past Five Years
Frank Wheeler (56) Matthews Asia 4 Embarcadero Center, Suite 550 San Francisco, CA 94111	President	2019	Global Head of Distribution (since 2013), Matthews (investment management)

Patrick Keniston (56) Foreside Fund Officer Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer and Secretary	Chief Compliance Office Since 2011; Secretary Since 2019	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).

Monique Labbe (46) Foreside Fund Officer Services, LLC 10 High Street #302 Boston, MA 02210	Treasurer	2015	Senior Director, Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2014-present)

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the Directors and Nominee for Director as of December 31, 2019.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in the Fund Complex (1)
Julian Reid	$10,001-$50,000	$10,001-$50,000
Richard A. Silver	$50,001-$100,000	$50,001-$100,000
Linda C. Coughlin	None	None
George J. Iwanicki*	None	None

(1)

The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only fund in the Fund Complex overseen by the Directors.

*	Nominee

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration for Directors was $251,085 during the year ended October 31, 2019 and, for that period, the aggregate amount of expenses reimbursed by the Fund for Directors’ attendance at directors’ meetings was $68,000. Each Director currently receives an annual fee of either $70,000 (for the Chairman of the Fund), $64,000 (for the Chairman of the Audit Committee), or $56,000 (for all other Directors). In addition to the annual fee, each Director is entitled to be paid $3,000 for each special Board or Committee meeting which is held in person and $1,000 for each special Board or Committee meeting held telephonically.

Prior to May 1, 2019, each Director received fees, paid by the Fund, at the per Board meeting fee of $6,000 for meetings attended in person and $4,000 for meetings attended telephonically. For special Board meetings, each Director received $3,000 for meetings attended in person and $1,000 for meetings attended telephonically. The Fund paid the Chairman of the Board, Audit, Valuation and Compliance Committee Chairman and each of the Directors (who is not a director, officer or an employee of the Investment Manager or affiliate thereof) an annual fee of $39,000, $32,000 and $24,000, respectively.

The following table sets forth the aggregate compensation from the Fund paid to each Director during the fiscal year ended October 31, 2019. The Fund does not compensate the officers of the Fund.

Name of Director	Aggregate Compensation From Fund(1)	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Directors(2)
Julian Reid	$60,616	—	—	$60,616
Richard A. Silver	$59,795	—	—	$59,795
Linda C. Coughlin	$58,854	—	—	$58,854
William C. Kirby(3)	$19,978	—	—	$19,978
Michael F. Holland(4)	$17,685	—	—	$17,685
Li Jin(4)	$16,764	—	—	$16,764
Gary L. French(5)	$17,393	—	—	$17,393

(1)	Includes compensation paid to Directors by the Fund. The Fund’s Directors did not receive any pension or retirement benefits as compensation for their service as Directors of the Fund.
(2)	There is one fund in the Fund Complex overseen by the Directors.
(3)	Mr. Kirby resigned from the Board effective March 31, 2019.
(4)	Messrs. Holland and Jin resigned from the Board effective March 13, 2019.
(5)	Mr. French resigned from the Board effective February 15, 2019.

Stockholder Approval

The Election of the Board of Directors’ nominee (Mr. Iwanicki) will require the affirmative vote of the holders of a majority of the shares of common stock of the Fund cast at the Meeting.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR.

GENERAL INFORMATION

Investment Manager

Matthews International Capital Management, LLC acts as the Investment Manager to the Fund pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is Four Embarcadero Center Suite 550 San Francisco, CA 94111.

Fund Administration

Brown Brothers Harriman & Co. acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) served as the Fund’s independent registered public accounting firm for the fiscal years ended October 31, 2018 and October 31, 2019, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performed other professional audit and certain allowable non-audit services, including tax services, when the Fund engaged it to do so. Representatives of Tait Weller are not expected to be available at the Meeting.

The engagement of Tait Weller as the Fund’s independent registered public accounting firm was approved by the Audit Committee of the Board of Directors and ratified by the full Board of Directors.

Audit Fees. The aggregate fees billed by Tait Weller in connection with the annual audit of the Fund for the fiscal year ended October 31, 2018 and October 31, 2019 were $69,500 and $50,000, respectively.

Audit-Related Fees. For the fiscal years ended October 31, 2018 and October 31, 2019, Tait Weller did not bill the Fund any fees for assurances and related services that were reasonably related to the performance of the audit or review of the Fund’s financial statements and were not reported under the section Audit Fees above.

Tax Fees. The aggregate fees billed by Tait Weller for professional services rendered for tax compliance, tax advice and tax planning (consisting of a review of the Fund’s income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2018 and October 31, 2019 were $13,000 and $5,000, respectively.

All Other Fees. For the fiscal years ended October 31, 2018 and October 31, 2019, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

Audit Committee Pre-approval. The Audit Committee’s policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and the tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2018 and October 31, 2019 were pre-approved by the Audit Committee.

Non-Audit Fees. For the fiscal years ended October 31, 2018 and October 31, 2019, Tait Weller did not provide any non-audit services to Matthews International Capital Management, LLC, the Fund’s Investment Manager, or any other entity in the Fund’s Investment Company Complex.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended October 31, 2019 with management of the Fund and with Tait Weller, and has discussed with Tait Weller the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Standard No. 16 (Communication with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter on auditor independence from Tait Weller required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended October 31, 2019 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Richard A. Silver — Audit Committee Chairman

Julian Reid — Audit Committee Member

Linda Coughlin — Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Fund’s outstanding shares as of January 10, 2020.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	10,487,134	99.39%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Title of Class	Name and Address	Shares	Percent of Class
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London EC3V 0AS England	3,061,861	28.6%

Common Stock	Lazard Asset Management 30 Rockefeller Plaza New York, NY 10112	1,540,303	9.8%

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Administrator. The Fund has retained Computershare Fund Services to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $7,500, plus out-of-pocket expenses. The expenses connected with the solicitation of proxies including proxies solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposal set forth in the Notice of this Meeting are not received by March 12, 2020, the persons named as proxies in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2021 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The China Fund, Inc., c/o Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110) not later than October 6, 2020. Any stockholder who desires to bring a proposal at the Fund’s 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s Proxy Statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The China Fund, Inc., c/o Secretary of the Fund / Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110), not before December 12, 2020 and not later than January 11, 2021.

By order of the Board of Directors,

Patrick Keniston
Secretary

The China Fund, Inc. c/o Brown Brothers Harriman & Co. 50 Post Office Square
Boston, Massachusetts 02110

February 3, 2020

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 101 Park Avenue, New York, NY 10178 on March 12, 2020

Please detach at perforation before mailing.

PROXY	THE CHINA FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 12, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder(s) of The China Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Monique Labbe and Patrick Keniston, or any one of them, proxies of the undersigned, with full power of substitution to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (“Annual Meeting”), to be held at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 at 9:00 a.m., Eastern Time, on March 12, 2020, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominee for director.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

CHI_31145_012320

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

The China Fund, Inc.

Stockholders Meeting to Be Held on March 12, 2020

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/chn-31145

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 3, 2020 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:    ☒

Proposal The Board of Directors unanimously recommends a vote “FOR” the Nominee listed.

1.	To elect one Class III director:
			FOR	WITHHOLD
	01.	George Iwanicki	☐	☐

To serve for a term expiring on the date on which the annual meeting of stockholders is held in 2023 or until his successor is elected and qualified.

2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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